Supplement dated December 1, 2018
To
Clipper Fund
A portfolio of Clipper Funds Trust
Summary Prospectus, Prospectus, and Statement of Additional Information dated May 1, 2018
As of December 1, 2018, the mailing addresses for Clipper Fund are:
Regular mail:	Express shipping:
Clipper Fund	Clipper Fund
PO Box 219167	430 W 7th Street Suite 219167
Kansas City, MO 64121-9167	Kansas City, MO 64105-1407